Supplement dated February 6, 2023

to the

Prospectus dated May 2, 2022

for

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company

through its
VEL II Separate Account

This Supplement updates certain information in your variable universal life policy (“policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Goldman Sachs Equity Index Fund

The Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Equity Index Fund (“Liquidating Fund”), which will be effective on or about April 21, 2023 (the “Liquidation Date”). In addition, shares of the Liquidating Fund will be available for purchase until April 18, 2023.

Prior to the Liquidation Date, you may transfer any Policy Value allocated to the Liquidating Fund to other available investment options under your policy. Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your policy in a policy year.

After April 18, 2023, the following changes will occur:

●	Purchase Payments and Sub-Account Transfers. You may continue to make purchase payments and Sub-Account transfers to the Liquidating Fund until April 18, 2023. If any portion of your future purchase payment is allocated to the Liquidating Fund after April 18, 2023, you must redirect that allocation to another investment option available under your policy, subject to applicable any investment restrictions.

●	Program Enrollments. If you do not make any updates to your program enrollment (e.g. Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of Policy Value into or out of the Liquidating Fund, your enrollments will automatically be updated to reflect the Goldman Sachs Government Money Market Fund.

Effective on or about April 21, 2023, the following changes will occur:

●	Policy Value. Any Policy Value invested in the Liquidating Fund will automatically be transferred into the Goldman Sachs Government Money Market Fund. This transfer will not be counted against any limitation on the number of transfers that may be performed.

●	Sub-Account Transfer Rule. During the 60 days after the Liquidation Date, you will be allowed one transfer from the Goldman Sachs Government Money Market Fund that will not count as a transfer toward the limitation of allowable transfers per policy year.

Upon completion of the liquidation, all references to the Liquidating Fund are deleted from the Prospectus.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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